UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 22, 2003

Artisoft, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19462	86-0446453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Cambridge Center Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 354-0600

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure.

Artisoft, Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as an exhibit hereto the Company’s press release dated July 22, 2003, announcing that its stock will continue to be listed on the Nasdaq SmallCap Market via a temporary exception from the minimum shareholders’ equity continued listing requirement.  The temporary exception was granted by the Nasdaq listing qualifications panel reviewing the Company’s request for continued listing and will expire on September 24, 2003.  The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)          Financial Statements of Business Acquired.

None.

(b)          Pro Forma Financial Information.

None.

(c)                                Exhibits.

Exhibit No.	Description
99.1	Press release dated July 22, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2003	ARTISOFT, INC.

	By:	/s/ DUNCAN G. PERRY
		Name:	Duncan G. Perry
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated July 22, 2003